SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |_|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             Congoleum Corporation
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4.    Proposed maximum aggregate value transaction:

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      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      4.    Date Filed:

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

                              CONGOLEUM CORPORATION
                                  P.O. Box 3127
                          Mercerville, New Jersey 08619

                               -------------------

                       NOTICE OF ANNUAL MEETING TO BE HELD
                                   MAY 8, 2001

                               -------------------

TO THE STOCKHOLDERS OF
CONGOLEUM CORPORATION

      Notice is hereby given that the Annual Meeting of the Stockholders (the "Annual Meeting") of Congoleum Corporation (the "Company") will be at FleetBoston Financial Corporation, 35th Floor, 100 Federal Street, Boston, Massachusetts on Tuesday, May 8, 2001 at 8:30 A.M. local time, for the following purposes:

      1. To elect three Class B directors who will hold office until the Annual Meeting of Stockholders in 2004 and until their successors are duly elected and qualified.

      2. To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

      The close of business on March 23, 2001 has been fixed as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

      It is desirable that the stock of the Company should be represented as fully as possible at the Annual Meeting. Please sign, date and return the accompanying proxy in the enclosed envelope, which requires no postage if mailed in the United States. If you should attend the Annual Meeting, you may vote in person, if you wish, whether or not you have sent in your proxy.

                                              By Order of the Board of Directors
                                              CONGOLEUM CORPORATION

                                              Howard N. Feist III
                                              Secretary

Mercerville, New Jersey
March 27, 2001

                                 PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation, by and on behalf of the Board of Directors of Congoleum Corporation (the "Company"), of proxies to be used in voting at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held on May 8, 2001 at FleetBoston Financial Corporation, 35th Floor, 100 Federal Street, Boston, Massachusetts at 8:30 A.M. local time, and at any adjournments thereof. The principal executive offices of the Company are located at 3500 Quakerbridge Road, Mercerville, New Jersey 08619. The cost of preparing and mailing the notice, proxy statement and proxy will be paid by the Company. It is expected that the solicitation of proxies will be by mail only, but may also be made by personal interview, mail, telephone or telegraph by directors, officers or employees of the Company. The Company will request banks and brokers holding stock in their names or custody, or in the names of nominees for others, to forward copies of the proxy material to those persons for whom they hold such stock and to request authority for the execution of proxies and, upon request, will reimburse such banks and brokers for their out-of-pocket expenses incurred in connection therewith. This proxy statement and the accompanying proxy card were first mailed to stockholders on or about April 9, 2001.

      Proxies in the accompanying form, properly executed and duly returned to the Company and not revoked, will be voted at the Meeting (including adjournments). Where a specification is made by means of the ballot provided in the proxies regarding any matter presented to the Meeting, such proxies will be voted in accordance with such specification. If no instructions are specified in a signed proxy with respect to the matters being voted upon, the shares represented by such proxy will be voted (i) FOR the election of the nominees for director listed below, and (ii) in the discretion of the proxy holder as to other matters that may properly come before the Meeting. Proxies indicating stockholder abstentions will be counted for purposes of determining whether there is a quorum at the Meeting, but will not be voted in the election of directors, and, therefore, will have no effect on the determination of the outcome of the votes on these matters. Shares represented by "broker non-votes" (i.e., shares held by brokers or nominees that are represented at the Meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will be counted for purposes of determining whether there is a quorum at the Meeting, but will not be voted in the election of directors and, therefore, will have no effect on the determination of the outcome of the votes on this matter.

      Any stockholder giving a proxy in the accompanying form retains the power to revoke it at any time prior to the exercise of the powers conferred thereby by filing a later dated proxy, by notice of revocation filed in writing with the Secretary of the Company or by voting the shares subject to such proxy in person at the Meeting. Attendance at the Meeting in person will not be deemed to revoke the proxy unless the stockholder affirmatively indicates at the Meeting an intention to vote the shares in person.

      On March 23, 2001, there were 3,651,190 shares of the Company's Class A common stock and 4,608,945 shares of the Company's Class B common stock outstanding. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Meeting or any adjournment thereof, and those entitled to vote will have one vote for each share of Class A common stock held and two votes for each share of Class B common stock held.

      A copy of the Annual Report of the Company for the fiscal year ended December 31, 2000 is enclosed with this proxy statement.

      A quorum for the Meeting will consist of the holders of a majority of the stock entitled to vote at the Meeting. A plurality of the shares represented at the Meeting at which a quorum is present and voting is required to elect directors and any other matters that may properly come before the Meeting, except as otherwise required by the laws of Delaware.

            PROPOSAL 1 - ELECTION OF DIRECTORS; SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The Board of Directors of the Company is divided into three classes, as nearly equal in size as possible, with staggered terms of three years which expire at successive Annual Meetings of Stockholders. The accompanying proxy will be voted for the election of the nominees named in Class B below unless otherwise instructed. The term of those Class B directors elected at this Meeting will expire at the Annual Meeting of Stockholders held in 2004 upon the election and qualification of their successors. Should any person named below be unable or unwilling to serve as a director, persons acting under the proxy intend to vote for such other person as management may recommend. Each nominee is currently a director of the Company. The persons named in the accompanying proxy intend to vote for the election of the nominees identified below unless authority to vote for one or more of such nominees is specifically withheld in the proxy. The Board of Directors is informed that all the nominees are willing to serve as directors, but if any of them should decline to serve or become unavailable for election as a director at the Meeting, an event which the Board of Directors does not anticipate, the persons named in the proxy will vote for such nominee or nominees as may be designated by the Board of Directors unless the Board of Directors reduces the number of directors accordingly.

      The following table sets forth the name, age and principal occupation of each of the nominees for election as director, and each current director in the classes continuing in office, and the period during which each has served as a director of the Company and when such term expires. The tables, together with the accompanying text and footnotes, also set forth the holdings of each director of the Company and of each person nominated to become a director of the Company, as of March 23, 2001.

(a)      Security Ownership of Nominees and Directors

       Name, Age, Principal Occupation                                  Shares of Common Stock                     Percent of
           During the Past 5 Years               Director     Term      Owned Beneficially as of   Percent of       Combined
               and Directorships                  Since      Expires         March 23, 2001          Class        Voting Power
               -----------------                 --------    -------    ------------------------   ----------     ------------
Nominees for Director
Class B

Mark N. Kaplan, Esq.
    Age 71.  Of Counsel, Skadden, Arps,
    Slate, Meagher & Flom LLP, Attorneys.
    Director of American Biltrite, Grey
    Advertising Inc., DRS Technologies, Inc.,
    REFAC Technology Development Corporation,
    Volt Information Sciences, Inc.,
    Autobytel.com, Inc., and MyTurn.com, Inc.      1995       2001         17,500(1)                   *               *

Richard G. Marcus
    Age 53.  Vice Chairman of the Company.
    Director, President, and Chief Operating
    Officer of American Biltrite.                  1993       2001      4,395,605(2)(3)(4)(5)(6)     95.4%           68.3%
                                                                          170,000(7)                  4.4%            1.3%
                                                                          151,100(8)                  4.1%            1.2%

Mark S. Newman
    Age 51.  Chairman of the Board, President
    and Chief Executive Officer of
    DRS Technologies, Inc.                         2000       2001          1,000(7)                   *               *

Incumbent Directors
Class C

Roger S. Marcus
    Age 55.  Chairman of the Board, Chief
    Executive Officer and President of the
    Company.  Chairman of the Board, Chief
    Executive Officer and Director of
    American Biltrite.                             1993       2002      4,395,605(2)(3)(4)(5)        95.4%           68.3%
                                                                          170,000(7)                  4.4%            1.3%
                                                                          151,100(8)                  4.1%            1.2%

John N. Irwin III
    Age 47.  Managing Director of Hillside
    Capital Incorporated.                          1986       2002        213,340(2)(9)               4.6%            3.3%
                                                                            1,500(7)                   *               *

Cyril C. Baldwin, Jr.
    Age 73.  Chairman Emeritus of the Board
    of Cambrex Corporation, Director of
    Church & Dwight.                               1995       2002          3,500(1)                   *               *

Class A
William M. Marcus
    Age 63.  Director, Executive Vice
    President, and Treasurer of American           1993       2003      4,395,605(2)(3)(4)(5)        95.4%           68.3%
    Biltrite.                                                             151,100(8)                  4.1%            1.2%

C. Barnwell Straut
    Age 75.  Managing Director of Hillside
    Capital Incorporated.                          1986       2003          2,500(1)                   *               *

-----------------------
*     Less than 1%
(1) Includes 1,500 shares of Class A common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days of March 23, 2001.
(2) The shares of Class B common stock are convertible into an equal number of shares of Class A common stock without the requirement of any further action upon their sale or other transfer by Hillside Capital or American Biltrite Inc. ("American Biltrite") to a person or entity other than one of its affiliates. In addition, shares of Class B common stock may be converted into an equal number of shares of Class A common stock at any time at the option of the holders thereof and shall be converted into an equal number of shares of Class A common stock upon the adoption of a resolution to such effect by a majority of the entire Board of Directors of the Company and the holders of a majority of the outstanding shares of Class B common stock voting as a separate class. In the event of a "change in control" of American Biltrite, all of its shares of Class B common stock shall be automatically converted into an equal number of shares of Class A common stock without the requirement of any further action.
(3) Refers to the shares of Class B common stock shown as owned of record by American Biltrite with respect to which each of the named individuals may be deemed to be the beneficial owner. Each of the named individuals is a director of the Company and a director, officer and stockholder of American Biltrite. Each of the named individuals disclaims beneficial ownership of such shares. The address of each of the named individuals is c/o American Biltrite Inc., 57 River Street, Wellesley Hills, MA 02481.
(4) A majority of the outstanding shares of American Biltrite are beneficially owned by Natalie S. Marcus, Cynthia S. Marcus and the named individuals, who have identified themselves as persons who have in the past taken, and may in the future take, actions which direct or cause the direction of the management of American Biltrite and their voting of shares of American Biltrite in a manner consistent with each other, and who therefore may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934. Natalie S. Marcus is the mother of Roger S. Marcus and Richard G. Marcus and the aunt of William M. Marcus. Cynthia S. Marcus is the wife of William M. Marcus.
(5) Richard G. Marcus and Roger S. Marcus are brothers and William M. Marcus is their cousin.
(6) In February 1996, Mr. Richard G. Marcus entered into a settlement agreement in the form of a consent decree with the Securities and Exchange Commission (the "Commission") in connection with the Commission's investigation covering trading in American Biltrite Inc.'s Common Stock by an acquaintance of Mr. Marcus. Mr. Marcus, without admitting or denying the Commission's allegations of securities laws violations, agreed, among other things, to the entry of a permanent injunction against future violations of Section 10(b) and Rule 10b-5 of the Securities Exchange Act of 1934.
(7) Refers to the shares of Class A common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days of March 23, 2001.
(8) Refers to the shares of Class A common stock shown as owned of record by American Biltrite with respect to which each of the named individuals may be deemed to be the beneficial owner. Each of the named individuals is a director of the Company and a director, officer and stockholder of American Biltrite. Each of the named individuals disclaims beneficial ownership of such shares. The address of each of the named individuals is c/o American Biltrite Inc., 57 River Street, Wellesley Hills, MA 02481.
(9) Refers to the shares of Class B common stock shown as owned of record by Hillside Capital Incorporated ("Hillside Capital") with respect to which Mr. Irwin may be deemed the beneficial owner. Mr. Irwin is a director of the Company and a director and officer of Hillside Capital and indirectly owns a majority of the issued and outstanding shares of its capital stock. Mr. Irwin disclaims beneficial ownership of such shares. The address of Mr. Irwin is c/o Brookside International Incorporated, 80 Field Point Road, 3rd Floor, Greenwich, CT 06830.

(b)   Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth the number of shares of Class A common stock and Class B common stock beneficially owned by (a) each person who owns of record, or is known by the Company to own beneficially, more than 5% of the Company's Class A common stock and/or Class B common stock, (b) each person who is named in the Summary Compensation Table hereinafter set forth as an executive officer as of December 31, 2000 and (c) all executive officers and directors of the Company as a group.

                                                         Shares of
                                                        Common Stock                       Percent of
       Name and Address                  Title       Owned Beneficially     Percent of      Combined
     of Beneficial Owners               of Class    As of March 23, 2001      Class       Voting Power
     --------------------               --------    --------------------    ----------    ------------
American Biltrite Inc.                  Class A         151,100(2)              4.1%            1.2%
57 River Street                         Class B       4,395,605(1)             95.4%           68.3%
Wellesley Hills, MA  02481

Dimensional Fund Advisors Inc.          Class A         343,400(3)(4)           9.4%            2.7%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401

David L. Babson & Co. Inc.              Class A         290,700(4)(5)           8.0%            2.3%
One Memorial Drive
Cambridge, MA  02142

Clark Estates, Inc.                     Class A         347,400(6)              9.5%            2.7%
30 Wall Street
New York, NY  10005

Babson Enterprise Fund, Inc.            Class A         290,700(4)(7)           8.0%            2.3%
BMA Tower, 12th Floor
700 Karnes Blvd.
Kansas City, MO  64108-3306

Marvin Schwartz                         Class A         375,000(8)             10.3%            2.9%
c/o Neuberger & Berman, LLC
605 Third Avenue
New York, NY  10158-3698

Royce & Associates, Inc.                Class A         413,100(4)(9)          11.3%            3.2%
1414 Avenue of the Americas
New York, NY  10019

Roger S. Marcus(10)                     Class A         321,100(2)(11)          8.4%            2.5%
                                        Class B       4,395,605(1)             95.4%           68.3%

Robert N. Agate(10)                     Class A           7,850(12)              *               *

Dennis P. Jarosz(10)                    Class A           8,500(12)              *               *

Sidharth Nayar(10)                      Class A           2,985(13)              *               *

Thomas A. Sciortino(10)                 Class A           6,615(12)

All directors and executive officers    Class A         564,527(14)            14.0%            4.3%
as a group (18 persons)                 Class B       4,608,945               100.0%           71.6%

-----------------------
*     Less than 1%
(1) Represents shares of Class B common stock held of record by American Biltrite. See footnote 3 to the table above for a description of the persons who may be deemed to be the beneficial owners of these shares.

(2) Includes 151,100 shares of Class A common stock held of record by American Biltrite. See footnote 8 to the table above for a description of the persons who may be deemed to be the beneficial owners of these shares.
(3)   Dimensional Fund Advisors Inc. is an investment adviser registered under
      Section 203 of the Investment Advisers Act of 1940, and is considered the "beneficial owner" in the aggregate of 343,400 shares of Class A common stock.
(4) Based on information contained in a Schedule 13G filed with the Commission which indicates that such shares were acquired solely for investment purposes as of December 31, 2000.
(5)   David L. Babson & Co. Inc. is an investment adviser registered under
      Section 203 of the Investment Advisers Act of 1940, and is considered the "beneficial owner" in the aggregate of 290,700 shares of Class A common stock.
(6) Clark Estates, Inc. is a New York corporation which provides management and administrative services relating primarily to financial matters for several individual members of the Clark family and to certain institutional and trust accounts affiliated with the Clark family, and is considered the "beneficial owner" in the aggregate of 347,400 shares of Class A common stock.
(7) Babson Enterprise Fund, in its capacity as an investment company, may be deemed the beneficial owner of 290,700 shares of Class A common stock of the Company, the shares of which are owned by shareholders of the Fund.
(8) Based upon information contained in Schedule 13D filed with the Commission as of July 28, 1998. Marvin Schwartz is the "beneficial owner" in the aggregate of 375,000 shares of Class A common stock. Mr. Schwartz is a principal of Neuberger & Berman, LLC, but these shares are held individually by Mr. Schwartz and others and Neuberger & Berman, LLC has no voting or dispositive power regarding these shares.
(9) Royce & Associates, Inc. is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, and is considered the "beneficial owner" in the aggregate of 413,100 shares of Class A common stock.
(10) The address of each of the Chief Executive Officer and certain other executive officers is c/o Congoleum Corporation, 3500 Quakerbridge Road, P.O. Box 3127, Mercerville, New Jersey 08619.
(11) Includes 170,000 shares of Class A common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days of March 23, 2001.
(12) Includes 6,000 shares of Class A common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days of March 23, 2001.
(13) Includes 2,700 shares of Class A common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days of March 23, 2001.
(14) Includes an aggregate of 386,900 shares issuable upon the exercise of options which are currently exercisable or exercisable within 60 days of March 23, 2001.

(c)   Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and the beneficial owners of more than 10 percent of the Class A common stock to file reports of ownership and changes in ownership of their equity securities of the Company. Directors and executive officers of the Company and such beneficial owners file such reports with the Commission and the American Stock Exchange. Directors and executive officers and such beneficial owners are required to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely upon a review of the copies of Forms 3, 4 and 5 and amendments thereto received by the Company, and written representations from certain directors and executive officers and such beneficial owners of the Company that no Forms 5 were required for such persons, the Company believes that all Section 16(a) filing requirements applicable to its directors and executive officers and such beneficial owners were complied with during 2000.

                      DIRECTOR COMPENSATION AND COMMITTEES

      During 2000, the Board of Directors of the Company held four meetings. Each director attended at least 75% of the aggregate of all meetings of the Board of Directors plus the total number of meetings of all committees of the Board on which he serves. Each director who is not an officer and employee of the Company or American Biltrite received a director's fee of $15,000 per year and $2,000 for each Board meeting and each Audit Committee meeting attended during 2000.

      Directors may elect to defer the receipt of all or a part of their fees. Amounts so deferred earn interest, compounded quarterly, at a rate equal to the FleetBoston Financial Corporation base rate at the end of each quarter.

      On July 1, 1999 a Non-Qualified, Non-Employee Directors Stock Option Plan was created to grant non-employee directors options to purchase shares of the Company's Class A common stock. A total of 50,000 shares of Class A common stock has been reserved for issuance under the plan. Each option granted will become exercisable six months from the grant date. During 2000, options to purchase 3,000 shares were granted under the plan.

      The Company has an Audit Committee composed of independent directors for which information regarding the functions performed by the Audit Committee, its membership, and the number of meetings held during the fiscal year, is set forth in the Audit Committee Report included in this annual proxy statement. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in Appendix A.

                             AUDIT COMMITTEE REPORT

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

      The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held four meetings during fiscal year 2000.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                           AUDIT COMMITTEE

                                           Mark S. Newman, Chairman
                                           Cyril C. Baldwin, Jr.
                                           Mark N. Kaplan

      The Company has a Compensation Committee consisting of three members, all of whom are non-employee directors. The Compensation Committee is responsible for making recommendations to the Board of Directors concerning executive compensation including base salaries, bonuses and criteria for their award, stock option plans, stock option grants, health and life insurance and other benefits. The Compensation Committee met one time during 2000. The members of the Compensation Committee are Mark N. Kaplan, Chairman, Cyril C. Baldwin, Jr. and Mark S. Newman. The Company does not have a Nominating Committee.

                          COMPENSATION COMMITTEE REPORT

Overall Policy

      The Company's executive compensation program is designed to reflect both corporate performance and individual responsibilities and performance. The Compensation Committee administers the Company's overall compensation strategy in an attempt to relate executive compensation appropriately to the Company's overall growth and success and to the executive's duties and demonstrated abilities. The objectives of this strategy are to attract and retain the best possible executives, to motivate these executives to achieve the Company's business goals and to provide a compensation package that recognizes individual contributions as well as overall business results.

      Each year the Compensation Committee conducts a review of the Company's executive compensation. This review includes consideration of the relationship between an executive's current compensation and his current duties and responsibilities; the compensation of executive officers with similar duties and responsibilities; and inflationary trends. The annual compensation reviews permit an ongoing evaluation of the relationship between the size and scope of the Company's operations, its performance and its executive compensation. The Compensation Committee also considers the legal and tax effects (including without limitation the effects of Section 162(m) of the Internal Revenue Code of 1986, as amended) of the Company's executive compensation program in order to provide the most favorable legal and tax consequences for the Company and its executive officers.

      The Compensation Committee determines the compensation of the individuals whose compensation is detailed in this proxy statement and sets policies for and reviews the compensation awarded to the most highly compensated corporate executives. This process is designed to provide consistency throughout the executive compensation program. In reviewing the individual performance of the executives whose compensation is detailed in this proxy statement, the Compensation Committee takes into account the views of Roger S. Marcus, the Company's Chief Executive. Because Mr. Marcus provides his services to the Company pursuant to a Personal Services Agreement between the Company and American Biltrite Inc., the Compensation Committee does not review Mr. Marcus' compensation. The Personal Services Agreement is administered by the disinterested directors of the Board as a whole.

      The key elements of the Company's executive compensation consist of base salary, annual bonus and stock options. The Compensation Committee's policies with respect to each of these elements are discussed below. In addition, although the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including pension benefits, insurance and other benefits, as well as the program described below.

Base Salaries

      Base salaries for executive officers are determined by considering historical salaries paid by the Company to officers having certain duties and responsibilities and then evaluating the current responsibilities of the position, the scope of the operations under management and the experience of the individual. Annual salary adjustments are determined by evaluating on an individual basis new responsibilities of the executive's position, changes in the scope of the operations managed, the performance of such operations, the performance of the executive in the position and annual increases in the cost of living.

Annual Bonus

      The Company's executive officers are eligible for an annual cash bonus. Annual bonuses are determined on the basis of corporate performance. The most significant corporate performance measure for bonus payments is earnings of the Company. In determining annual bonuses, the Compensation Committee also considers the views of Mr. Marcus as Chief Executive Officer and discusses with him the appropriate bonuses for all executives.

Stock Options

      Under the Company's 1995 Stock Option Plan, stock options may be granted to the Company's executive officers. The Compensation Committee sets guidelines for the size of stock option awards based on factors similar to those used to determine base salaries and annual bonus. Stock options are designed to align the interests of executives with those of the stockholders.

      Under the 1995 Stock Option Plan, stock options are typically granted with an exercise price equal to the market price of the Company's Class A common stock on the date of grant and vest over time. This approach is designed to encourage the creation of stockholder value over the long term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over time.

Conclusion

      Through the programs described above, a significant portion of the Company's executive compensation is linked directly to individual and corporate performance. The Compensation

Committee intends to continue the policy of linking executive compensation to corporate and individual performance, recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

                                           COMPENSATION COMMITTEE

                                           Mark N. Kaplan, Chairman
                                           Cyril C. Baldwin, Jr.
                                           Mark S. Newman

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Compensation Committee during 2000 were Mark N. Kaplan, Cyril C. Baldwin, Jr. and Mark S. Newman, none of whom is or was at any time during 2000 or at any previous time an officer or employee of the Company. Mark
N. Kaplan is presently Of Counsel to Skadden, Arps, Slate, Meagher & Flom LLP, a law firm retained by the Company in 2000 and proposed to be retained in 2001. Mr. Kaplan is also a director of American Biltrite.

                             EXECUTIVE COMPENSATION

      The table that follows sets forth information concerning the compensation earned by or paid to the Company's Chairman of the Board and Chief Executive Officer and the Company's four other most highly compensated executive officers for services rendered to the Company in all capacities during each of the last three years. The table also identifies the principal capacity in which each of the named executives served the Company during 2000.

                           SUMMARY COMPENSATION TABLE

                                                                           Long-Term
                                    Annual Compensation                   Compensation
                                    -------------------                   ------------
                                                                           Securities
                                                                           Underlying           All Other
Name and Principal Position    Year    Salary ($)    Bonus ($)          Options (Shares)     Compensation ($)(1)
---------------------------    ----    ----------    ---------          ----------------     ----------------

Roger S. Marcus                2000       *              *                     --                    *
   Chairman, President and     1999       *              *                     --                    *
   Chief Executive Officer     1998       *              *                 50,000                    *

Robert N. Agate                2000     164,583            --               7,500                  8,264
   Executive Vice President    1999     159,500        20,000                  --                  8,800
                               1998     153,553        50,000              15,000                  7,708

Dennis P. Jarosz               2000     160,000            --               7,500                  8,032
   Senior Vice President --    1999     154,000        20,000                  --                  8,511
   Marketing                   1998     148,600        50,000              15,000                  7,443

Sidharth Nayar                 2000     138,166            --              14,000                  6,935
   Senior Vice President --    1999     128,880        20,000                  --                  7,110
   Finance                     1998     123,047        30,000               3,500                  6,177

Thomas A. Sciortino            2000     157,000            --               7,500                  7,881
   Senior Vice President --    1999     151,000        20,000                  --                  8,335
   Administration              1998     145,000        50,000              15,000                  7,280

------------------
(1) Amounts shown for each officer consist of amounts contributed by the Company to the Company's 401(k) Plan for the designated fiscal year that are allocated to such officer.
(*) Pursuant to the terms of a Personal Services Agreement between American Biltrite and the Company, American Biltrite agreed that Roger S. Marcus would devote substantially all of his business time to serving as Chief Executive Officer of the Company and Richard G. Marcus would serve as Vice Chairman of the Company. In consideration of this agreement, the Company agreed to pay American Biltrite a personal services fee and a contingent incentive fee, conditioned upon the attainment of financial and business objectives as determined by the Board of Directors of the Company. The Company paid $541,000, $550,000 and $562,000 in personal services fees for the years ending December 31, 1998, 1999 and 2000, respectively. In addition, the Company accrued incentive fees of $750,000 and

      $350,000 for the years ended December 31, 1998 and 1999, respectively, which were paid in the following years. There was no incentive fee accrued in 2000. The Company also granted options for 50,000 shares each to Roger
      S. Marcus and Richard G. Marcus in 1998.

                             1995 STOCK OPTION PLAN

      The Company's 1995 Stock Option Plan became effective upon the consummation of the Company's initial public offering in February 1995. Pursuant to the 1995 Stock Option Plan, certain directors, employees and officers of the Company may be given the opportunity to acquire shares of Class A common stock through the grant of options. Such options may be either incentive stock options within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options. A maximum of 550,000 shares of Class A common stock were originally authorized for issuance with respect to options granted under the 1995 Stock Option Plan, subsequently increased to 800,000 in 1997. The material features of the 1995 Stock Option Plan are described below.

      The purpose of the 1995 Stock Option Plan is to promote the long-term success of the Company by providing financial incentives to key employees who are in positions to make significant contributions toward success. The 1995 Stock Option Plan is designed to attract individuals of outstanding ability to employment with the Company, to provide key employees with a proprietary interest in the Company, and to encourage such employees to continue their employment with the Company and to render superior performance during such employment.

      The 1995 Stock Option Plan is administered by the Compensation Committee of the Board of Directors, which has authority to determine the employees to whom awards will be granted, the form and amount of the awards, the dates of grant, vesting periods, and other terms of each award.

      The closing price of the Company's Class A common stock as reported on the American Stock Exchange on March 5, 2001 was $2.10 per share. There is no market for the Class B common stock (but shares of Class B common stock are convertible, on a share-for-share basis, into shares of Class A common stock under certain conditions).

      At December 31, 2000 (the end of the Company's 2000 fiscal year), options were outstanding under the 1995 Option Plan to purchase an aggregate of 693,000 shares of Class A common stock.

                        OPTION GRANTS IN FISCAL YEAR 2000

                                               Individual Grants
                               Number of       Percent of                                   Potential Realizable Value at
                               Securities         Total                                        Assumed Annual Rates of
                               Underlying        Options      Exercise or                     Stock Price Appreciation
                                Options        Granted in      Base Price     Expiration         for Option Term(2)
           Name               Granted#(1)    Fiscal Year(1)   (per share)        Date            5%               10%
           ----               -----------    --------------   -----------        ----      -------------     ------------
  Robert N. Agate                7,500            7.5%           $3.500         11/08/10       16,508          41,836
  Dennis P. Jarosz               7,500            7.5%            3.500         11/08/10       16,508          41,836
  Sidharth Nayar                 6,500            6.5%            3.625         02/02/10       14,818          37,553
  Sidharth Nayar                 7,500            7.5%            3.500         11/08/10       16,508          41,836
  Thomas A. Sciortino            7,500            7.5%            3.500         11/08/10       16,508          41,836

(1) All options granted in fiscal year 2000 were granted pursuant to the 1995 Stock Option Plan. All options granted to the named executive officers vest over five years at the rate of 20% per year beginning on the first anniversary of the date of the grant, subject to acceleration as the Compensation Committee, in its sole discretion, deems appropriate.

(2) These amounts represent certain assumed rates of appreciation which are provided for illustrative purposes only. Actual gains, if any, on stock option exercises and Class A common stock holdings are dependent on the future performance of the Class A common stock and overall stock market conditions. There is no assurance that the amounts reflected will be realized.

                  OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

                                                                                          Value of Unexercised
                                                          Number of Unexercised           In The Money Options
                              Shares                       Options at 12/31/00                 at 12/31/00
                            Acquired on     Value     ----------------------------    ----------------------------
          Name                Exercise     Realized   Exercisable    Unexercisable    Exercisable    Unexercisable
          ----              -----------    --------   -----------    -------------    -----------    -------------

   Roger S. Marcus               --           --        170,000         30,000         $     --       $       --
   Robert N. Agate               --           --          6,000         16,500               --               --
   Dennis P. Jarosz              --           --          6,000         16,500               --               --
   Sidharth Nayar                --           --          1,400         16,100               --               --
   Thomas A. Sciortino           --           --          6,000         16,500               --               --

                          DEFINED BENEFIT PENSION PLAN

      In addition to the remuneration set forth above, the Company maintains a tax-qualified defined benefit pension plan (the "Pension Plan") for all salaried (non-hourly) employees. The Pension Plan provides non-contributory benefits based upon years of service and average annual earnings for the 60 consecutive calendar months in which the participating employee had the highest level of earnings during the 120 consecutive calendar months preceding retirement.

      The table below sets forth certain information relating to the Pension Plan with respect to the five most highly compensated executive officers of the Company at December 31, 2000. Roger S. Marcus is not eligible to participate in the Pension Plan because he is an employee of American Biltrite.

                                           2000                   Credited
                                       Remuneration                Years
              Name                    Covered by Plan            of Service
              ---                     ---------------            ----------
       Roger S. Marcus                         --                    --
       Robert N. Agate                   $170,000                    19
       Dennis P. Jarosz                   170,000                    28
       Sidharth Nayar                     158,166                    14
       Thomas A. Sciortino                170,000                    27

      The following table is based on the present Pension Plan formula. Actual benefits will differ depending on the employee's years of service and whether the employee was previously employed by the Company or the Tile Division of American Biltrite.

      The compensation used to determine a person's benefits under the Pension Plan includes such person's salary (including amounts deferred as salary reduction contributions to any applicable tax-qualified plans maintained under Sections 401(k) or 125 of the Code) and annual bonuses. The Internal Revenue Service has limited the maximum compensation for benefit purposes to $170,000. The following table shows, for various income and service levels, the annual benefits payable under the Pension Plan, commencing at normal retirement at age
65. These benefits are presented on a five years certain and life thereafter basis.

                      APPROXIMATE ANNUAL PENSION AT AGE 65

                                       Total Years of Service as a Plan Member
               -------------------------------------------------------------------------------------------
Final Average
 Compensation        15                 20                25                 30                35
 ------------      -------            -------           -------            -------           --------
  $100,000         $11,400            $15,200           $19,000            $22,800           $26,600
   125,000          14,800             19,700            24,600             29,500            34,500
   150,000          18,100             24,400            30,200             36,300            42,300
   175,000          20,800             27,800            34,700             41,700            48,600
   200,000          20,800             27,800            34,700             41,700            48,600
   225,000          20,800             27,800            34,700             41,700            48,600
   250,000          20,800             27,800            34,700             41,700            48,600

                             EMPLOYMENT ARRANGEMENTS

      Pursuant to the terms of a Personal Services Agreement dated March 11, 1993, as amended, between the Company and American Biltrite, American Biltrite agreed that Roger S. Marcus would serve as the Chief Executive Officer of the Company and in connection therewith, would devote substantially all of his time to his duties in such capacity; provided, however, that Mr. Marcus would be entitled to remain as a director and executive officer of American Biltrite. The Personal Services Agreement has an initial term of five years and has been extended for an additional five years, subject to earlier termination in the event of death, disability, cause or the termination of Mr. Marcus' affiliation with American Biltrite, and may be further extended for successive one-year periods if the parties so elect. Effective February 8, 1995, the Personal Services Agreement was amended to provide, among other things, that Richard G. Marcus will serve as Vice Chairman of the Company. For the year ended December 31, 2000, the Company paid $562,000 pursuant to the amended Personal Services Agreement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Pursuant to the terms of a Business Relations Agreement between the Company and American Biltrite (i) the Company granted American Biltrite the right to purchase the Company's vinyl and vinyl composition tile at a price equal to the lower of 120% of the Company's fully absorbed manufacturing costs for such tile and the lowest price paid by any of the Company's other customers and the exclusive right and license (including the right to sublicense) to distribute such tile in Canada, (ii) American Biltrite granted the Company the non-exclusive right to purchase floor tile and urethane from American Biltrite at a price equal to the lower of 120% of American Biltrite's fully absorbed manufacturing costs for such products and the lowest price paid by any of American Biltrite's other customers, (iii) the Company agreed to provide American Biltrite with data processing services for a period of 18 months following the consummation of the transactions contemplated by the Acquisition at a cost equal to American Biltrite's internally allocated costs for such data processing services immediately prior to such consummation, (iv) the Company agreed to reimburse American Biltrite for any insurance premiums retroactively imposed relating to claims against American Biltrite in connection with the business or operation of the Tile Division (other than certain specified claims) and (v) American Biltrite agreed to have its tape division supply paper slitting services to the Company at a cost equal to American Biltrite's internally allocated costs for providing such services immediately prior to the consummation of the transactions contemplated by the Acquisition. The agreements referred to clauses (i) and (ii) above terminate on the fifteenth anniversary of the date of the Business Relations Agreement, subject to renewal for successive one-year periods if the parties so elect. The agreement referred to in clause
(v) above is terminable at any time by the Board of Directors of the Company or American Biltrite. The Business Relations Agreement has an initial term of fifteen years and may be extended for successive one-year periods if the parties so elect. For the twelve months ended December 31, 2000, the Company had purchases of $6.8 million from American Biltrite and sales of $0.4 million pursuant to this Business Relations Agreement.

                       CUMULATIVE TOTAL SHAREHOLDER RETURN

      The graph that follows compares the monthly cumulative total shareholder return of the Company's Class A common stock to the monthly cumulative returns of the American Stock Exchange Market Value Index and a Peer Group Index which includes companies in Media General Financial Services Industry Group 634 - General Building Materials.

         Measurement Period    Congoleum Corporation    MG Group Index    AMEX Market Index
         ------------------    ---------------------    --------------    -----------------
              12/31/95                100.00                100.00             100.00
              12/31/96                129.07                120.14             105.52
              12/31/97                102.33                131.87             126.97
              12/31/98                 79.07                150.56             125.25
              12/31/99                 37.21                128.82             156.15
              12/31/00                 20.35                131.49             154.23

                  RELATIONSHIP WITH INDEPENDENT PUBLIC AUDITORS

      The Board of Directors of the Company has selected Ernst & Young LLP as independent auditors to audit the financial statements of the Company for 2001. Fees billed by Ernst & Young LLP for 2000 are as follows:

      Audit Fees

            The aggregate fees, including expenses reimbursed, billed by Ernst & Young LLP for professional services rendered for the audit of the financial statements of the Company for 2000 and the reviews of the Company's quarterly financial statements during 2000 were $129,400.

      Financial Information Systems Design and Implementation Fees

            There were no fees billed by Ernst & Young LLP for services related to financial information systems design and implementation rendered to the Company during 2000.

      All Other Fees

            The aggregate fees billed by Ernst & Young LLP for all other services rendered to the Company other than those mentioned above were $39,043 which related to audits of the Company's pension plans as well as consultation related to tax planning and compliance.

      The Company's Audit Committee has considered whether the provision of the non-audit services provided by Ernst & Young LLP to the Company is compatible with maintaining Ernst & Young's indepdence.

      Representatives of Ernst & Young LLP are expected to be present at the Meeting, will be given an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the year 2002 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company's principal executive offices by December 3, 2001. In order for stockholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Company at the Company's principal executive offices by February 4, 2002.

                                  OTHER MATTERS

      The management has no knowledge of any other matters which may come before the Meeting and does not itself intend to present any such other matters. However, if any such other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their best judgment.

                                       By Order of the Board of Directors
                                       CONGOLEUM CORPORATION

                                       Howard N. Feist III
                                       Secretary

Mercerville, New Jersey
March 27, 2001

                                                                              21
APPENDIX A

                        CHARTER OF THE AUDIT COMMITTEE OF
                 THE BOARD OF DIRECTORS OF CONGOLEUM CORPORATION
                     AS ADOPTED BY THE BOARD ON MAY 9, 2000

-------------------------------------------------------------------------------

PURPOSE OF THE COMMITTEE

The Committee's purpose is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, and internal control functions of the Corporation and its subsidiaries.

COMPOSITION OF THE COMMITTEE

Committee shall be comprised of three or more directors as determined from time to time by resolution of the Board. The Chairman of the Committee shall be designated by the Board, provided that if the Board does not so designate a Chairman, the members of the Committee, by majority vote, may designate a Chairman. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the NYSE or other applicable exchange.

MEETINGS OF THE COMMITTEE

The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee shall maintain minutes of its meetings and records relating to those meetings and provide copies of such minutes to the Board.

DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. While there is no "blueprint" to be followed by the Committee in carrying out its duties and responsibilities, the following should be considered within the authority of the
Committee:

(1) Make recommendations to the Board as to the selection of the firm of independent public accountants to audit the books and accounts of the Corporation and its subsidiaries for each fiscal year;

(2) Review and approve the Corporation's independent auditors' annual engagement letter, including the proposed fees contained therein;

(3) Review the performance of the Corporation's independent auditors and make recommendations to the Board regarding the replacement or termination of the independent auditors when circumstances warrant;

(4) Oversee the independence of the Corporation's independent auditors by, among other things:

      (a) requiring the independent auditors to deliver to the Committee on a periodic basis a formal written statement delineating all relationships between the independent auditors and the Corporation; and

      (b) actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommending that the Board take appropriate action to satisfy itself of the auditors' independence;

(5) Instruct the Corporation's independent auditors that they are ultimately accountable to the Committee and the Board, and that the Committee and the Board are responsible for the selection, evaluation and termination of the Corporation's independent auditors;

(6) Review the annual audit plan and scope of the audit with the Corporation's independent auditors;

(7) Reviews with management and the independent auditors at the completion of the annual audit examinations:

      (a) the Company's annual financial statements and related footnotes to be included in the Company's Annual Report to Shareholders.

      (b) the independent accountant's audit of the annual financial statements and their report thereto.

      (c)   any significant changes in the independent accountant's audit plan.

      (d) any difficulties or disputes with management encountered during the course of the audit.

      (e) other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

(8) Considers and reviews with the independent auditors and with Management the adequacy of the company's system of internal controls, including information systems controls and security, as well as any related significant findings and recommendations of the independent auditors and internal auditors together with management's responses thereto.

(9) Establish and maintain free and open means of communication between and among the Board, the Committee, the Corporation's independent auditors, the Corporation's internal auditing department and management, including providing such parties with appropriate opportunities to meet privately with the Committee;

(10)  Review and reassess annually the Committee's charter;

(11) Prepare the report required by the rules of the SEC to be included in the Corporation's annual proxy statement;

(12)  Report regularly to the Board on its activities, as appropriate, and;

(13) Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

 ................................................................................

While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Committee to resolve disagreements, if any, between management and the independent auditors or to ensure that the Corporation complies with all laws and regulations and its Code of Conduct.

Nothing contained in this charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under the Delaware law which shall continue to set the legal standard for the conduct of the members of the Committee.

 ................................................................................

                      (This page intentionally left blank)

                                 REVOCABLE PROXY
                             CONGOLEUM CORPORATION

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD TUESDAY, MAY 8, 2001

      The undersigned hereby appoints Roger S. Marcus, Richard G. Marcus and Howard N. Feist III, jointly and severally, proxies, with full power of substitution and with discretionary authority, to vote all the shares of Class A common stock, par value $.01 per share, of Congoleum Corporation, a Delaware corporation ("Congoleum"), which the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders of Congoleum to be held on Tuesday, May 8, 2001 FleetBoston Financial Corporation, 35th Floor, 100 Federal Street, Boston, Massachusetts at 8:30 A.M., local time, or at any adjournments or postponements thereof (the "Annual Meeting"), hereby revoking any proxy heretofore given:

                                With-  For All
                        For     hold   Except
PROPOSAL 1.
ELECTION OF DIRECTORS   |_|      |_|     |_|

The nominees are:
  Mark N. Kaplan   Richard G. Marcus   Mark S. Newman

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

________________________________________________________________________________

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IN THE ABSENCE OF SPECIFIC DIRECTIONS TO THE CONTRARY, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED ABOVE AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

      Please sign, date and return this proxy card promptly in the enclosed envelope. Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     Please be sure to sign and date          Date
       this Proxy in the box below            ___________________________

    Stockholder sign above ________________ Co-holder (if any) sign above

--------------------------------------------------------------------------------

    Detach above card, sign, date and mail in postage paid envelope provided.

                              CONGOLEUM CORPORATION

--------------------------------------------------------------------------------
                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

__________________________________________

__________________________________________

__________________________________________